                                                                    EXHIBIT 10.3


                               AMENDMENT NO. 2 TO
                              TRANSACTION AGREEMENT

         THIS AMENDMENT NO. 2 TO TRANSACTION AGREEMENT ("AMENDMENT") is made effective as of the 13th day of November, 1998 between Enron Corp., an Oregon corporation, Enron Capital & Trade Resources Corp., a Delaware corporation, RCM Holdings, Inc., a Texas corporation (formerly Cogen Technologies, Inc.), Cogen Technologies Camden, Inc., a Texas corporation, Cogen Technologies Capital Company, L.P. and the McNair Group Sellers and Minority Group Sellers listed on the signature page hereto, with reference to the following background.

         WHEREAS, the parties hereto are all of the parties to a Transaction Agreement dated October 25, 1998, as amended by Amendment No. 1 to Transaction Agreement effective as of November 6, 1998 (the "TRANSACTION AGREEMENT"); and

         WHEREAS, the parties hereto wish to amend the Transaction Agreement on the terms set forth herein;

         NOW THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows (capitalized terms used but not defined herein have the meaning set forth in the Transaction Agreement):

         SECTION 1. Amendments.

               (a) Annex 7.04-F to the Transaction Agreement (referred to in
          Section 7.04(a)(vi)) is hereby amended and restated to read in its entirety as set forth on ANNEX 7.04-F attached hereto. Annexes 7.04-G, 7.04-H, 7.04-I, 7.04-J and 7.04-K are hereby deleted in their entirety.

               (b) Section 7.04(b) of the Transaction Agreement is hereby amended and restated to read in its entirety as follows:

                    (b) McNair, RCM Holdings, CTCI and the Buyer Entities will endeavor to use their commercially reasonable efforts to obtain prior to the Closing the Bayonne Consents, the Camden Consents and the Linden Consents.

               (c) Section 7.04(c) of the Transaction Agreement is hereby amended and restated to read in its entirety as follows:

                    (c) Sellers will pay all fees and expenses payable in
               connection with obtaining the Bayonne Consents and all fees and expenses payable in connection with obtaining the required consent of GE or the Owner Trustee in connection with obtaining the Camden Consents or the Linden Consents. The Buyer Entities will pay all fees and expenses payable to the parties other than GE or the Owner Trustee in connection with obtaining the Camden Consents and the Linden Consents in excess of the $540,000 of fees that have been paid or have been previously agreed to be paid by CT Capital with respect to consents as of the date of this Agreement.

               (d) Section 7.04(d) of the Transaction Agreement is hereby amended and restated to read in its entirety as follows:

                    (d) The Buyer Entities and the Sellers acknowledge and agree that the forms of Partnership Consents are in form and substance satisfactory to Buyer and the Sellers. Any amendments or modifications to such documents shall be approved by Buyer and the Sellers' Representatives, which approval shall not be unreasonably withheld. Buyer and McNair each agree to use their best efforts to keep each other reasonably informed as to their progress in obtaining the consents referred to in this Section 7.04, and agree to notify the other as soon as possible if they determine that any of the consents referred to in this Section
               7.04 will not be able to be obtained on terms that would satisfy the condition to Closing set forth in Section 10.01(e).

               (e) Section 10.01(e) of the Transaction Agreement is hereby amended and restated to read in its entirety as follows:

                    The Bayonne Consents, Camden Consents, Linden Consents and
               Partnership Consents shall have been obtained; provided that Buyer shall have the right to waive, without the consent of the Sellers, the foregoing condition to Closing with respect to the portion of any such consent that relates to Buyer's obtaining financing for the Contemplated Transactions, including matters relating to liens and intercreditor relationships.

               (f) Sections 12.01(f) and 12.01(h) of the Transaction Agreement are hereby deleted in their entirety. In addition, the reference beginning in the eighth line of Section 7.01(a) to "the expiration of the termination rights set forth in Sections 12.01(f) and 12.01(h) hereof" shall be deemed to refer to the date of this Amendment.

               (g) Section 12.02(a) of the Transaction Agreement is hereby amended to delete therefrom the words in the first line "Except as set forth in Section 12.02(b)", and Section 12.02(b) of the Transaction Agreement is hereby deleted in its entirety.

               (h) Section 13.01 of the Transaction Agreement is amended to provide that H. Fred Levine may be notified by telecopy at (713) 532-7668, and that John P. Hansen may be notified by telecopy at (713) 735-3276.

               (i) Exhibit I of the Transaction Agreement is hereby amended to delete therefrom the definitions of the terms "Bayonne Consent", "Camden Bank Consent", "Camden GE Consent", "Linden Bank Consent" and "Linden GE Consent," to change the name of the defined term "Competing Transaction" to "Competing Proposal" and to add to such Exhibit I the following definitions:

                    "BAYONNE CONSENTS" means any consents, waivers or amendments necessary under the agreements referred to in Section II.06(ii)(b) of the Disclosure Schedule with respect to the Contemplated Transactions, including the proposed financing of the Contemplated Transactions by Buyer on terms reasonably satisfactory to Buyer (which terms shall include obtaining a lien on the general partnership interest currently owned by NJ Inc. in NJ Venture in favor of the Buyer Entities' lenders, together with reasonable intercreditor agreements in connection therewith).

                    "CAMDEN CONSENTS" means any consents, waivers or amendments necessary under the agreements referred to in Sections II.04(i)(2)(e) and II.06(iii)(a), (c) and (f) of the Disclosure Schedule with respect to the Contemplated Transactions, including the proposed financing of the Contemplated Transactions by Buyer on terms reasonably satisfactory to Buyer (which terms shall include obtaining liens on the general partnership interest and limited partnership interest in CT Camden and on the general partner interest owned by CT Camden in Camden Cogen, each in favor of the Buyer Entities' lenders, together with reasonable intercreditor agreements in connection therewith).

                    "LINDEN CONSENTS" means any consents, waivers or amendments necessary under the agreements referred to in Sections II.04(i)(1)(d) and (e) and II.06(i)(b), (c), (d), (f) and (g) of
               the Disclosure Schedule with respect to the Contemplated Transactions, including the proposed financing of the Contemplated Transactions by Buyer on terms reasonably satisfactory to Buyer (which terms shall include obtaining liens on the general partnership interest and limited partnership interest in Linden Ltd. and on the general partnership interest owned by Linden Ltd. in Linden Venture, each in favor of the Buyer Entities' lenders, together with reasonable intercreditor agreements in connection therewith).

               (j) Sections II.04 and II.06 of the Disclosure Schedule are hereby amended and restated to read in their entirety as set forth in EXHIBIT A hereto.

         SECTION 2. Remainder of Agreement Not Affected. Except set forth in
Section 1 hereof, the terms and provisions of the Transaction Agreement remain in full force and effect and are hereby ratified and confirmed.

         SECTION 3. Authority. Each party represents that such party has full corporate, partnership, trust or other power and authority to enter into this Amendment, and that this Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

         SECTION 4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         SECTION 5. Governing Law. This Amendment shall be governed by Texas law, without regard to the conflicts of laws principles thereof.

         The parties have caused this Amendment to be duly executed individually or by their authorized representatives on the day and year first above written.

                                ENRON CORP.


                                By:   /s/  J. CLIFFORD BAXTER
                                   ---------------------------------------------
                                    J. Clifford Baxter
                                    Senior Vice President


                                ENRON CAPITAL & TRADE RESOURCES CORP.


                                By:  /s/  JEFFREY M. DONAHUE, JR.
                                   ---------------------------------------------
                                    Jeffrey M. Donahue, Jr.
                                    Vice President

                                RCM HOLDINGS, INC.


                                By:  /s/  RICHARD A. LYDECKER, JR.
                                   ---------------------------------------------
                                    Richard A. Lydecker, Jr.
                                    Senior Vice President and Chief Financial
                                    Officer

                                COGEN TECHNOLOGIES CAMDEN, INC.



                                By: /s/  RICHARD A. LYDECKER, JR.
                                   ---------------------------------------------
                                    Richard A. Lydecker, Jr.
                                    Senior Vice President and Chief Financial
                                    Officer


                                COGEN TECHNOLOGIES CAPITAL COMPANY, L.P.

                                By: Cogen Technologies GP Capital
                                    Corporation, its General Partner


                                By: /s/  RICHARD A. LYDECKER, JR.
                                   ---------------------------------------------
                                   Name:  Richard A. Lydecker, Jr.
                                   Title: Senior Vice President and
                                          Chief Financial Officer

                                THE MCNAIR GROUP SELLERS:

                                 /s/ ROBERT C. McNAIR
                                ------------------------------------------------
                                Robert C. McNair

                                 /s/ ROBERT CARY McNAIR, JR.
                                ------------------------------------------------
                                Robert Cary McNair, Jr.

                                 /s/ DANIEL CALHOUN McNAIR
                                ------------------------------------------------
                                Daniel Calhoun McNair

                                 /s/ ROBERT CARY McNAIR, JR.
                                ------------------------------------------------
                                Robert Cary McNair, Jr.,
                                as Trustee of the Robert Cary McNair, Jr.
                                Trust UTA dated 11/14/88, as amended

                                 /s/ DANIEL CALHOUN MCNAIR
                                ------------------------------------------------
                                Daniel Calhoun McNair,
                                as Trustee of the Daniel Calhoun McNair
                                Trust UTA dated 11/14/88, as amended


                                 /s/ RUTH MCNAIR SMITH
                                ------------------------------------------------
                                Ruth McNair Smith,
                                as Co-Trustee of the Ruth McNair Smith Trust
                                UTA dated 11/14/88, as amended


                                 /s/ MELISSA EILEEN MCNAIR REICHERT
                                ------------------------------------------------
                                Melissa Eileen McNair Reichert,
                                as Co-Trustee of the Melissa Eileen McNair
                                Walter Trust UTA dated 11/14/88, as amended


                                 /s/ M. ROBERT DUSSLER
                                ------------------------------------------------
                                M. Robert Dussler
                                as Co-Trustee of (1) the Ruth McNair Smith Trust UTA dated 11/14/88, as amended and (2) the Melissa Eileen McNair Walter Trust UTA dated 11/14/88, as amended



                                THE MINORITY GROUP SELLERS:


                                COGEN TECHNOLOGIES LIMITED
                                PARTNERS JOINT VENTURE

                                By: /s/ C. DONALD VAN WART
                                   ---------------------------------------------
                                     Name:  C. Donald Van Wart
                                     Title: General Partner

                                 /s/ PAULINE E. BUCK
                                ------------------------------------------------
                                Pauline E. Buck, as Trustee of the Charles N. Buck Family Trust-A and the Charles N. Buck Family Trust-B under the Will of Charles N. Buck

                                 /s/  ROBERT A. HANSEN
                                ------------------------------------------------
                                Robert A. Hansen

                             Evergreen Partnership Energy, Ltd.


                             By:  /s/ H. FRED LEVINE
                                ------------------------------------------------
                             Name: H. Fred Levine
                             Title: General Partner


                             The 1989 Energy Trust


                             By:  /s/ ROBERT CARY MCNAIR, JR.
                                ------------------------------------------------
                                Robert Cary McNair, Jr., Trustee
                                (and not in his individual capacity)

                                  /s/ DAVID C. HOLLAND
                                ------------------------------------------------
                                David C. Holland, Trustee
                                (and not in his individual capacity)

                                 /s/ C. DONALD VAN WART
                                ------------------------------------------------
                                C. Donald Van Wart


                             Hansfam Three, a Trust


                             By: /s/ JOHN P. HANSEN
                                ------------------------------------------------
                                   John P. Hansen, Trustee
                                   (and not in his individual capacity)

                                 /s/ C. DONALD VAN WART
                                ------------------------------------------------
                                   C. Donald Van Wart, Trustee
                                   (and not in his individual capacity)

                                 /s/ JOANN K. SOWELL
                                ------------------------------------------------
                                   Joann K. Sowell

                                                                    ANNEX 7.04-F

                         CONSENT AND WAIVER OF VENTURERS
                         (COGEN TECHNOLOGIES NJ VENTURE)

         Reference is made to the Amended and Restated Joint Venture Agreement of Cogen Technologies NJ Venture dated as of August 28, 1986 (the "Venture Agreement") by and among Cogen Technologies NJ, Inc., a Delaware corporation ("NJ Inc."), Enron Cogeneration Five Company, a Delaware corporation ("EC5"), CEA Bayonne, Inc., PSVO Bayonne, Inc., and Transco Cogeneration Company. All capitalized terms used herein and not otherwise defined shall have the respective meanings as defined in the Venture Agreement.

         WHEREAS, the undersigned, NJ Inc., EC5 and American National Power/Mission Bayonne Partnership, a _________ partnership ("ANP/Mission"), are the current Venturers;

         WHEREAS, NJ Inc. has proposed certain transactions described in more detail below;

         WHEREAS, NJ Inc. has requested that EC5 and ANP/Mission consent to the consummation of such transactions and waive any rights under certain provisions of the Venture Agreement that may arise in connection therewith, and EC5 and ANP/Mission desire to grant such consent and waiver;

         NOW, THEREFORE, the undersigned Venturers hereby agree as follows:

         1. Each of EC5 and ANP/Mission hereby grants its consent to the following transactions (the "Transactions") for all purposes under the Venture Agreement and agrees that NJ Inc. and its successors and assigns may consummate the Transactions, notwithstanding any provision of the Venture Agreement that might otherwise restrict or prohibit such consummation, including without limitation Section 12.1, 12.3 or the first three sentences of 12.6 thereof:

                  (a) the assignment by NJ Inc. of its interest in the Venture (the "Interest") to McNair Energy Services Corporation ("MESC") pursuant to a merger of NJ Inc. into MESC, and the admission of MESC as a substitute Managing Venturer of the Venture;

                  (b) the pledge of the Interest by MESC to (i) NationsBank, N.A., as agent, and (ii) the shareholders of MESC;

                  (c) the further assignment of the Interest (subject, if applicable, to the pledges described in clause (b) above) to one or more entities controlled 50% or more by Enron Capital & Trade Resources Corp. ("ECT") or an Affiliate of ECT, and the admission of any such entity as a substitute Managing Venturer of the Venture; and

                  (d) the making of an election by the Venture under section 754 of the Code.

         2. ANP/Mission hereby waives any and all rights under Section 12.8 of the Venture Agreement in connection with the Transactions.

         3. EC5 and ANP/Mission hereby waive any and all rights under Sections 12.1, 12.2 and 12.9 of the Venture Agreement in connection with the Transactions.

         4. This Consent and Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver of Venturers to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written


                                    ENRON COGENERATION FIVE COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    AMERICAN NATIONAL POWER/MISSION
                                    BAYONNE PARTNERSHIP

                                    By:
                                       -----------------------------------------

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                    By:
                                       -----------------------------------------
                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                                                       EXHIBIT A

                  AMENDED AND RESTATED SECTIONS II.04 AND II.06
                           OF THE DISCLOSURE SCHEDULE